Pacer American Energy Independence ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Energy - 99.6%(a)
Antero Midstream Corp.	142,218	$2,609,700
Archrock, Inc.	94,001	2,195,863
Cheniere Energy, Inc.	28,792	6,791,457
DT Midstream, Inc. (b)	31,343	3,219,866
Enbridge, Inc.	150,902	6,833,935
Energy Transfer LP	378,658	6,830,990
Enterprise Products Partners LP	127,063	3,937,682
Excelerate Energy, Inc. - Class A	60,405	1,549,992
Genesis Energy LP	91,753	1,592,832
Gibson Energy, Inc.	120,232	2,167,578
Hess Midstream LP - Class A (b)	63,580	2,767,637
Keyera Corp.	86,940	2,729,424
Kinder Morgan, Inc.	241,286	6,770,485
Kinetik Holdings, Inc. (b)	44,725	1,940,171
Kodiak Gas Services, Inc.	54,266	1,754,420
MPLX LP	78,972	4,146,030
New Fortress Energy, Inc. (b)(c)	766,441	2,088,552
NextDecade Corp. (b)(c)	218,531	2,482,512
ONEOK, Inc.	82,059	6,737,865
Pembina Pipeline Corp.	105,616	3,925,537
Plains GP Holdings LP - Class A	115,154	2,257,019
Targa Resources Corp.	23,222	3,864,373
TC Energy Corp.	83,532	3,988,508
Venture Global, Inc. - Class A	98,644	1,512,213
Western Midstream Partners LP	60,677	2,471,374
Williams Cos., Inc.	111,743	6,698,993
		93,865,008
TOTAL COMMON STOCKS (Cost $66,635,993)		93,865,008

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58% (d)	7,493,168	7,493,168
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,493,168)		7,493,168

TOTAL INVESTMENTS - 107.6% (Cost $74,129,161)		101,358,176
Liabilities in Excess of Other Assets - (7.6)%		(7,160,374)
TOTAL NET ASSETS - 100.0%		$94,197,802
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
LP - Limited Partnership

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $7,113,846.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Pacer American Energy Independence ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$93,865,008	$–	$–	$93,865,008
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	7,493,168
Total Investments	$93,865,008	$–	$–	$101,358,176

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $7,493,168 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.